Marketable Securities	12 Months Ended
Mar. 31, 2013
Marketable Securities [Abstract]
Marketable Securities

3. Marketable Securities

The Company acquired equity securities listed in Hong Kong and Singapore.

	March 31,
	2012	2013

Cost	$-	$5,982

Market value	$-	$6,168

Unrealized gain (loss) for the years ended March 31, 2011, 2012 and 2013 were $(21), $nil and $186, respectively.

Net proceeds from sale of marketable securities for the years ended March 31, 2011, 2012 and 2013 were $13,509, $4,251 and 2,361, respectively and realized gain from sale of marketable securities for the years ended March 31, 2011, 2012 and 2013 were $853, $22 and $360, respectively. For the purposes of determining realized gains and losses, the cost of securities sold was determined based on the average cost method.

The marketable securities were classified as Level 1 of the hierarchy established under ASC No. 820 because the valuations were based on quoted prices for identical securities in active markets.